                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 1999

                            ALLIANT TECHSYSTEMS INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    1-10582              41-1672694
  (State or other jurisdiction of     (Commission        (I.R.S. Employer
  incorporation or organization)      File Number)      Identification No.)

              600 SECOND STREET N.E.
                HOPKINS, MINNESOTA                        55343-8384
       (Address of principal executive office)            (Zip Code)

       Registrant's telephone number, including area code: (612) 931-6000

                                 NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)
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Item 5.  Other Events.

         On May 10, 1999, the Board of Directors of the registrant amended the provisions of the registrant's By-Laws relating to Notice of Stockholder Proposals of Business, and Notice of Stockholder Nominations of Directors, by:
1.  amending in its entirety Article II, Section 3,
2.  amending in its entirety Article III, Section 3, and
3.  adding a new Article VIII, Section 4.

         A copy of the registrant's By-Laws, as so amended, is attached to this report as Exhibit 3(ii).

Item 7.  Financial Statements and Exhibits.

         (a)  None.
         (b)  None.
         (c)  Exhibits.

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                 3(ii) By-Laws of the registrant as amended through May 10, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLIANT TECHSYSTEMS INC.

Date: May 17, 1999

                                       By:  /s/ Charles H. Gauck

                                     Name: Charles H. Gauck

                                    Title: Vice President and Secretary
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                            ALLIANT TECHSYSTEMS INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.

   Exhibit
   Number            Description of Exhibit                    Method of Filing
   -------           ----------------------                    ----------------

    3(ii)    By-Laws of the registrant as amended
             through May 10, 1999...............................Filed herewith electronically